UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):                    May 11, 2006
STAAR Surgical Company
(Exact name of registrant as specified in its charter)

Delaware	0-11634	95-3797439

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1911 Walker Ave, Monrovia, California	91016

(Address of principal executive	(Zip Code)
offices)
Registrant’s telephone number, including area code:                    626-303-7902

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
David Bailey, President and CEO of STAAR Surgical Company, intends to make a slide presentation at private investor meetings in the Midwest on May 11 and 12, 2006, beginning in Milwaukee, Wisconsin at 9:00 a.m. Central Daylight Time on May 11. A copy of the slides to be used in the presentation is furnished with this report as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Slide Presentation, May 11, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAAR Surgical Company
May 11, 2006	By:	/s/ David Bailey
		Name:	David Bailey
		Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Slide Presentation, May 11, 2006.